UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2017

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, Vanguard Natural Resources, LLC (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, et al.

Also as previously disclosed in the Company’s Current Report on Form 8-K filed on March 24, 2017 (the “Initial 8-K”), on March 20, 2017, Vanguard Operating, LLC, the Company’s wholly owned subsidiary and a Debtor (the “Seller”) entered into a “stalking horse” purchase and sale agreement (the “Original PSA”) with the previously identified third-party buyer (the “Buyer”). Pursuant to the terms of the Original PSA, Seller agreed to sell a substantial portion of its oil and gas properties located in Glasscock County, Texas (the “Assets,” and such sale, the “Asset Sale”). The Seller and Buyer entered into the first amended and restated purchase and sale agreement on April 12, 2017. The Bankruptcy Court entered the Order (A) Approving Bidding Procedures for Sale of Certain Oil and Gas Assets, (B) Approving Form and Manner of Notices Thereof, (C) Approving Bid Protections for Stalking Horse Purchaser, (D) Scheduling Dates to Conduct [Docket No. 583] (the “Bidding Procedures Order”) on April 13, 2017. On May 15, 2017, XTO Energy Inc. submitted a qualifying competing offer in compliance with the Bidding Procedures Order to purchase the Assets. As a result of the competing bid, an auction was held with respect to the Assets on May 17, 2017 following the procedures outline in the Bidding Procedures Order. The Buyer submitted the winning bid, agreeing to pay the Seller total consideration of $102,150,040 for the Assets and approximately 57 wells related to the Assets (the “Wells”).

Following the auction, the Seller and the Buyer entered into an amended and restated purchase and sale agreement with respect to certain leases included as part of the Assets for a purchase price of approximately $96.86 million (the “Leasehold PSA”) and also agreed to the form of a separate purchase and sale agreement with respect to the Wells, contemplating the Wells would be sold to the Buyer in a subsequent transaction for a purchase price of approximately $5.29 million (the “Well PSA” and, together with the Leasehold PSA, the “Asset Sale Agreements”). The Bankruptcy Court approved the Asset Sale Agreements on May 19, 2017, in the Order (A) Approving Sale of Assets Free and Clear of All Liens, Claims, Interests and Encumbrances, (B) Authorizing Assumption and Assignment of Executory Contracts and Unexpired Leases and (C) Granting Related Relief [Docket No. 761] (the “Sale Order”). Following the entry of the Sale Order, the Leasehold PSA closed on May 19, 2017. The Leasehold PSA requires the Buyer and Seller to execute the Well PSA by May 26, 2017.

The terms of the Leasehold PSA are substantially similar to those of the Original PSA, as described in the Initial 8-K. The Leasehold PSA contains substantially similar customary representations, warranties and covenants. The termination provisions and post-closing obligations in the Leasehold PSA are substantially similar to those in the Original PSA, except that the requirement for the Bankruptcy Court to approve the Bidding Procedures Order was removed and the requirement that the parties enter into the Well PSA by May 26, 2017 was added.

The Leasehold PSA amends the Original PSA to include the purchase of the wells as part of the Assets and provides that the Buyer has the option, rather than the obligation as contemplated in the Original PSA, to purchase certain subsequent assets. Furthermore, the Leasehold PSA limits the Seller’s maximum aggregate amount of liability with respect to indemnification for certain liabilities arising under the Asset Sale Agreements.

The summary of the Asset Sale Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the Asset Sale Agreements, which have been filed with the Bankruptcy Court and will be filed as an exhibit in our Quarterly Report on Form 10-Q for the period ended June 30, 2017.

Item 2.01 Completion of Acquisition or Disposition of Assets

The description of the Asset Sale included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission on March 15, 2017, under the headings “Risk Factors” and “Forward-Looking Statements.” Additional risks include, but are not limited to, those associated with the Company’s filing for relief under Chapter 11 of the Bankruptcy Code.

Item 8.01

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: May 24, 2017		(Principal Financial Officer and Principal Accounting Officer)